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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements file No. 333-68165.

Tulsa, Oklahoma
December 21, 1998

/s/ ARTHUR ANDERSEN LLP